[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) MANAGED
                         SECTORS FUND

                         ANNUAL REPORT o AUGUST 31, 2000

              ----------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 35)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o  face-to-face contact with senior management as well as front-line workers
    o  analysis of the company's financial statements and balance sheets
    o  contact with the company's current and potential customers
    o  contact with the company's competitors
    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura]
     Toni Y. Shimura

For the year ended August 31, 2000, Class A shares of the fund provided a total return of 60.26%, Class B shares 59.15%, Class C shares 59.30%, and Class I shares 60.76%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 16.32% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 61.35%.

Q.  WHAT FACTORS HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE THIS YEAR?

A. A recovery among many technology leaders was one of the main positive contributors to fund performance. Among the best-performing parts of the technology sector were software, networking and telecommunications, and electronics. Another positive factor was the merger and consolidation activity in the financial services sector. This helped the valuations of many of the stocks we owned, particularly the investment banks, which seem to be joining forces to reach the critical mass necessary to take on bigger deals. We expect the consolidation theme in financial services to continue. Offsetting some of these positives was a decline in many telecommunications services stocks, which turned in disappointing results due to the higher cost of doing business. We also saw slower-than-expected sales in broadcasting and media companies, as well as in the retail sector.

Q.  HOW HAVE YOU TAKEN ADVANTAGE OF THE FUND'S INVESTMENT FLEXIBILITY?

A. Since this is an all-cap fund, we have been able to pursue the best companies regardless of their size. In addition, because the fund is nondiversified, we have overweighted our best ideas in what we feel are the best industry sectors. This flexibility has allowed us to build significant positions in small-cap and mid-cap companies. As a result, we have been able to tap what we think are great opportunities in some of the smaller generic drug companies such as Teva and Andrx.

    Recently, we have focused on more mid-cap and smaller large-cap companies because we believe they offer a better combination of upside earnings potential and attractive valuations than some of their very large counterparts. We continue to look for companies that we think can grow at a good pace for the long term, such as those in the Internet infrastructure software and high-end networking parts of the market. In these sectors, some of our holdings that have generated positive revenues and exceeded their annual earnings estimates are CIENA, Juniper, Extreme Networks, and Check Point.

Q.  WHERE HAVE YOU FOUND THE TYPES OF LEADING COMPANIES YOU WANT TO OWN?

A. Our focus on companies with strong franchises in high growth markets has led us to many stocks in technology and health care, though the leadership in technology has narrowed significantly. We believe that corporate America has come under tremendous pressure to quickly become more efficient by using the Internet and business-to-business (B2B) applications. Rather than trusting smaller B2B companies, large corporations are turning to service providers with proven products, large market shares, and a well-established customer base for their B2B solutions. As a result, leadership in the technology sector has come from well-established companies like Ariba and Check Point, which are both involved in Internet infrastructure software. We have also seen good performance from companies such as Nortel Networks and CIENA that we believe will continue to benefit from increased spending on telecommunications equipment. Among health care stocks, we have found opportunities in the genetics research and pharmaceutical markets, especially in companies like Abgenix -- one of only two companies that has patented a mouse with human genes -- and Genentech, an emerging pharmaceutical company that our research shows has the best pipeline of potential blockbuster drugs. In the financial services sector, we have done well with some of the investment banks, which benefited from a wave of merger and acquisition activity. Lehman Brothers, Merrill Lynch, Bear Stearns, and Morgan Stanley Dean Witter have been among our strongest performers in this sector. In addition, more favorable pricing among property and casualty insurance companies such as American International Group has us hoping for better than-expected earnings and stronger performance.

Q.  HAVE YOU MADE ANY SHIFTS IN THE FUND'S HOLDINGS?

A. We have added to the fund's energy holdings, particularly in the independent power production part of the sector. We have seen some of these companies, such as Calpine, generate dynamic earnings growth. We also made very significant changes in our telecommunications services positions by eliminating or reducing our holdings in WorldCom, Vodafone, Nextel, Sprint PCS, and many of our European cellular names. Though our significant weightings in telecommunications services helped us late last year, the landscape in this industry has changed drastically, and we no longer feel as positive about the profitability outlook for these companies.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. We have been investing in what we believe to be the best long-term growth stories that we've been able to identify, in much more diverse markets. We believe that many companies enabling B2B commerce will be long-term winners, given industry estimates that B2B commerce could go from $400 billion today to approximately $7 trillion over the next four years. In health care, we have identified a lot of opportunities in the genetics research and emerging pharmaceutical markets, as well as in generic drug companies, which we believe are well positioned to capture market share from the traditional branded pharmaceutical companies. We have significantly increased our weighting in financial services based on our belief that we're close to a peak in interest rates, which would be favorable for these companies. We think that asset-gathering financial institutions such as Northern Trust and PNC Financial will present good investment opportunities going forward. Finally, though we scaled back our telecommunications services holdings following major fundamental disappointments, we still believe in the long-term potential for telecommunications equipment companies that offer next-generation equipment.

    Overall, we have positioned the portfolio rather aggressively, focusing more on growth stocks than the more defensive stocks we owned mid-year. We maintain our long-term belief that stock prices will follow earnings growth and cash flow. And although we want to own the current leaders that are showing strong and accelerating growth, our real focus is on owning the next generation leaders; that is, the companies that we feel could become the next Cisco or Microsoft.

Q.  WHAT IS YOUR OUTLOOK?

A. We expect continued market volatility, so we believe a long- rather than short-term perspective is better at this point. We do expect continued consolidation and narrowing in market leadership. Next to technology, we expect health care to be the best part of the market, given the exciting developments in genetics research and their impact on new drug development. On a positive note, we have seen signs that the economy is slowing, and we anticipate few additional interest rate increases. Once interest rates finally peak, we feel the environment will be very favorable for aggressive growth stock investing.

    /s/ Toni Y. Shimura
        Toni Y. Shimura
        Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE MANAGED SECTORS AND GLOBAL GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. SHE IS ALSO A PORTFOLIO MANAGER OF THE EMERGING GROWTH PORTFOLIOS OF OUR VARIABLE ANNUITIES.

TONI JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. SHE IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS TO PROVIDE CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      DECEMBER 29, 1986

CLASS INCEPTION:            CLASS A  SEPTEMBER 20, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  JUNE 1, 2000
                            CLASS I  JANUARY 2, 1997

SIZE:                       $851.4 MILLION NET ASSETS AS OF AUGUST 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 2000)

               MFS Managed                S&P 500
               Sectors Fund              Composite
                 - Class B                 Index
--------------------------------------------------------------------------------
8/90             $10,000                 $10,000
8/92              14,383                  13,696
8/94              17,445                  16,642
8/96              22,532                  23,997
8/98              26,245                  36,484
8/00              64,279                  59,338



TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +60.26% +103.48% +204.31% +570.22%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                +60.26% + 26.72% + 24.93% + 20.95%
------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                +51.05% + 24.24% + 23.46% + 20.24%
------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +59.15% + 99.57% +194.31% +542.79%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                +59.15% + 25.90% + 24.10% + 20.45%
------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                +55.15% + 25.27% + 23.93% + 20.45%
------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +59.30% + 99.76% +194.59% +543.39%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                +59.30% + 25.94% + 24.12% + 20.46%
------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                +58.30% + 25.94% + 24.12% + 20.46%
------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      +60.76% +105.61% +205.50% +567.23%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                +60.76% + 27.16% + 25.03% + 20.90%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average multi-cap growth fund+              +61.35% + 31.32% + 26.31% + 21.50%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#      +16.32% + 20.69% + 24.04% + 19.49%
--------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, Class C, and I share performance includes the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY OR MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         46.4%
HEALTH CARE                        22.0%
FINANCIAL SERVICES                 16.1%
UTILITIES & COMMUNICATIONS          7.7%
ENERGY                              3.0%

TOP 10 STOCK HOLDINGS

NORTEL NETWORKS CORP.  4.6%     CHECK POINT SOFTWARE TECHNOLOGIES LTD.  2.3%
Manufacturer of telecom         Internet security software provider
infrastructure and optical
equipment                       EMC CORP.  2.0%
                                Provider of electronic data storage solutions
CORNING, INC.  3.4%
Optical equipment and cable     SUN MICROSYSTEMS, INC. 1.9%
supplier to communications      Computer systems company
industries
                                CALPINE CORP.  1.9%
CISCO SYSTEMS, INC.  3.1%       Independent power company
Networking equipment company
                                ORACLE CORP.  1.8%
INTEL CORP.  3.0%               Database software developer and manufacturer
Semiconductor manufacturer

CIENA CORP.  2.6%
Optical networking equipment company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 99.1%
--------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE
--------------------------------------------------------------------------
  Consumer Staples
    Keebler Foods Co.                             3,500       $    160,344
    Luxottica Group S.P.A., ADR (Italy)          10,100            154,025
                                                              ------------
                                                              $    314,369
--------------------------------------------------------------------------
  Energy - 2.9%
    Anadarko Petroleum Corp.                     37,000       $  2,433,490
    Apache Corp.                                 39,600          2,494,800
    Baker Hughes, Inc.                           93,500          3,418,594
    Diamond Offshore Drilling, Inc.              44,200          1,980,713
    EOG Resources, Inc.                          14,800            566,100
    Global Marine, Inc.*                         87,000          2,811,187
    Halliburton Co.                               2,000            106,000
    Noble Drilling Corp.*                        88,000          4,268,000
    R & B Falcon Corp.*                          30,700            874,950
    Transocean Sedco Forex, Inc.                 55,300          3,304,175
    Weatherford International, Inc.*             60,700          2,849,106
                                                              ------------
                                                              $ 25,107,115
--------------------------------------------------------------------------
  Financial Services - 16.6%
    Ace Ltd. (Bermuda)                           80,600       $  2,831,075
    AFLAC, Inc. (Japan)                          28,100          1,517,400
    American Express Co.                          1,500             88,688
    American International Group, Inc.          141,900         12,646,837
    AXA Financial, Inc.                         174,400          9,025,200
    Bear Stearns Cos., Inc.                      91,700          6,149,631
    Capital One Financial Corp.                  63,000          3,799,687
    Charter One Financial, Inc.                   3,600             85,500
    Chubb Corp.                                  33,800          2,587,813
    Citigroup, Inc.                             208,400         12,165,350
    Comerica, Inc.                               62,800          3,536,425
    Gallagher (Arthur J.) & Co.                  71,400          3,498,600
    Golden West Financial Corp.                 119,000          5,667,375
    Goldman Sachs Group, Inc.                    53,400          6,838,537
    Hartford Financial Services Group, Inc.       1,300             86,613
    Household International, Inc.                46,600          2,236,800
    Lehman Brothers Holdings, Inc.               57,200          8,294,000
    Marsh & McLennan Cos., Inc.                  54,600          6,483,750
    MBNA Corp.                                   75,000          2,648,438
    Mellon Financial Corp.                       73,500          3,325,875
    Merrill Lynch & Co., Inc.                    76,900         11,150,500
    Merrill Lynch Biotech Holding Co.*           26,300          5,310,956
    Morgan Stanley Dean Witter & Co.             72,800          7,830,550
    Northern Trust Corp.                         33,100          2,790,744
    PNC Bank Corp.                               57,600          3,394,800
    Providian Financial Corp.                    69,700          8,011,144
    Schwab (Charles) Corp.                       40,000          1,527,500
    State Street Corp.                              800             94,200
    Washington Mutual, Inc.                      86,500          3,027,500
    Xl Capital Ltd (Bermuda)                     64,700          4,460,256
                                                              ------------
                                                              $141,111,744
--------------------------------------------------------------------------
  Healthcare - 21.2%
    3 Dimensional Pharmaceutical Co.*            32,660       $  1,269,658
    Abbott Laboratories, Inc.                     2,000             87,500
    Abgenix, Inc.*                               69,800          5,246,997
    Alkermes, Inc.*                               4,700            217,375
    Allergan, Inc.                               55,400          4,051,125
    Alpharma, Inc.                               25,500          1,443,938
    Alza Corp.*                                  96,600          7,305,375
    American Home Products Corp.                    700             37,931
    AmeriSource Health Corp., "A"*               10,600            368,350
    Amgen, Inc.*                                 53,400          4,048,387
    Amylin Pharmaceuticals, Inc.*                39,700            538,431
    Andrx Corp.*                                110,600          9,622,200
    Applied Molecular Evolution, Inc.*              530             17,059
    Arthrocare Corp.*                             7,200            320,400
    Barr Laboratories, Inc.*                     25,000          1,775,000
    Beckman Coulter, Inc.                        16,500          1,256,063
    Biomet, Inc.                                 70,100          2,370,256
    BioSource International, Inc.*               58,000          1,268,750
    BioSphere Medical, Inc.*                        400              4,575
    Biovail Corp.*                               34,700          2,222,969
    Bristol-Myers Squibb Co.                     37,200          1,971,600
    Cardinal Health, Inc.                        36,900          3,018,881
    Celgene Corp.*                               75,500          5,587,000
    Cephalon, Inc.*                              17,600            885,500
    CIGNA Corp.                                   8,700            846,075
    Dianon Systems, Inc.*                         4,700            210,325
    Discovery Partners International, Inc.*         200              4,175
    Express Scripts, Inc.*                        5,900            420,006
    Forest Laboratories, Inc.*                   11,800          1,154,925
    Genentech, Inc.*                             57,300         10,915,650
    HCA Healthcare Co.*                          98,900          3,412,050
    Human Genome Sciences, Inc.*                 16,500          2,754,469
    Illumina Inc.*                               72,140          3,228,265
    Immunex Corp.*                              107,700          5,411,925
    IVAX Corp.*                                  80,900          2,801,163
    Laboratory Corp.*                            18,700          2,212,444
    Large Scale Biology Corp.*                    1,210             37,397
    McKesson HBOC, Inc.                          48,300          1,204,481
    Medarex, Inc.*                               39,600          4,375,800
    Medimmune, Inc.*                             97,000          8,160,125
    Millennium Pharmaceuticals, Inc.*            21,700          3,105,812
    Mylan Laboratories, Inc.                    159,400          4,234,062
    Myriad Genetics, Inc.*                        5,100            713,363
    Pain Therapeutics, Inc.*                     46,930            903,403
    PE Corp. - PE Biosystems Group               93,750          9,222,656
    Pfizer, Inc.                                  9,825            424,931
    Pharmacia Corp.                               1,496             87,610
    QIAGEN N.V. (Netherlands)*                   26,500          1,265,375
    Quest Diagnostics, Inc.*                     63,000          7,796,250
    Sepracor, Inc.*                              58,600          6,446,000
    Serono S.A. (Switzerland)*                  412,130         11,797,221
    Tenet Healthcare Corp.*                      80,100          2,483,100
    Teva Pharmaceutical Industries Ltd.
      (Israel)                                  150,200          9,105,875
    United Therapeutics Co.*##                   58,300          4,783,014
    Waters Corp.*                               127,000         10,104,437
    Watson Pharmaceuticals, Inc.*                90,300          5,570,381
                                                              ------------
                                                              $180,128,085
--------------------------------------------------------------------------
  Industrial Goods & Services - 2.4%
    Capstone Turbine Corp.*                         860       $     79,389
    Empresa Brasileira de Aeronautica S.A.,
      ADR (Brazil)*                              22,300            609,069
    General Electric Co.                        116,000          6,807,750
    Leica Geosystems Co.*                           820            249,084
    Power One, Inc.*                             61,150          9,688,453
    Quanta Services, Inc.*                        2,100             98,175
    Tyco International Ltd.                      57,400          3,271,800
                                                              ------------
                                                              $ 20,803,720
--------------------------------------------------------------------------
  Leisure - 0.6%
    Acclaim Entertainment, Inc.*                 14,732       $      5,156
    AT&T Corp., "A"*                              1,800             38,475
    EchoStar Communications Corp.*               25,000          1,218,750
    Entravision Communications Corp.*             6,050            119,866
    Viacom, Inc., "B"*                           55,200          3,715,650
                                                              ------------
                                                              $  5,097,897
--------------------------------------------------------------------------

  Retail - 1.6%
    Abercrombie & Fitch Co.*                     35,600       $    825,475
    Best Buy Co., Inc.*                          59,300          3,661,775
    Kroger Co.*                                   1,800             40,837
    RadioShack Corp.                             96,500          5,693,500
    Safeway, Inc.*                               30,400          1,499,100
    Tiffany & Co.                                33,800          1,406,925
    Wal-Mart Stores, Inc.                         1,700             80,644
                                                              ------------
                                                              $ 13,208,256
--------------------------------------------------------------------------
  Technology - 45.9%
    ADC Telecommunications, Inc.*                92,102       $  3,770,426
    Alcatel Alsthom Compagnie, ADR (France)     118,900          9,853,837
    Altera Corp.*                                25,800          1,672,162
    Analog Devices, Inc.*                           500             50,250
    Ariba, Inc.*                                 52,600          8,277,925
    ARM Holdings PLC, ADR (United Kingdom)*      87,500          3,576,562
    Art Technology Group, Inc.*                  27,400          2,793,087
    Avici Systems, Inc.*                            620             92,884
    BEA Systems, Inc.*                           59,100          4,022,494
    Broadcom Corp.*                               1,700            425,000
    Brocade Communications Systems, Inc.*        43,300          9,777,681
    Business Objects S.A., ADR (France)*          7,800            893,100
    Cabletron Systems, Inc.*                      4,100            153,494
    Check Point Software Technologies Ltd.
      (Israel)*                                 134,300         19,582,619
    CIENA Corp.*                                 97,800         21,681,037
    Cisco Systems, Inc.*                        380,900         26,139,262
    Compaq Computer Corp.                        26,600            906,063
    Comverse Technology, Inc.*                      500             45,969
    Corning, Inc.                                87,450         28,678,134
    Corvis Corp.*                                 2,350            243,959
    E.piphany, Inc.*                              7,500            780,000
    EMC Corp.*                                  171,400         16,797,200
    Emulex Corp.*                                 6,000            628,125
    Extreme Networks, Inc.*                      93,900          8,738,569
    Flextronics International Ltd.*              69,400          5,781,887
    GlobeSpan, Inc.*                              7,000            843,063
    I2 Technologies, Inc.*                       41,100          6,953,606
    Informatica Corp.*                           15,400          1,540,000
    Intel Corp.                                 332,500         24,895,937
    Intergrated Telecom Express, Inc.*              990             31,123
    Interwoven, Inc.*                            21,500          2,064,000
    Jabil Circuit, Inc.*                         10,300            657,269
    JDS Uniphase Corp.*                           5,526            687,901
    Juniper Networks, Inc.*                      69,300         14,812,875
    Lightspan, Inc.*                              1,200              4,256
    Manugistics Group, Inc.*                      5,900            517,725
    Marvell Technology Group Ltd.*                  700             49,963
    Mercury Interactive Corp.*                   54,800          6,695,875
    Micron Technology, Inc.*                    162,700         13,300,725
    Microsoft Corp.*                              6,400            446,800
    Microtune, Inc.*                                260             14,170
    Motorola, Inc.                               10,300            371,444
    Netegrity, Inc.*                              6,100            536,800
    Netro Corp.*                                 20,000          1,652,500
    Network Appliance, Inc.*                     20,500          2,398,500
    Network Engines, Inc.*                          520             20,345
    New Focus, Inc.*                                560             77,315
    Newport Corp.                                10,000          1,590,000
    Nortel Networks Corp. (Canada)              476,900         38,897,156
    Oracle Corp.*                               164,500         14,959,219
    Peco II, Inc.*                                  270             10,530
    Plantronics, Inc.*                            8,400            419,475
    PMC-Sierra, Inc.*                            12,600          2,973,600
    QLogic Corp.*                                31,000          3,518,500
    Rational Software Corp.*                     32,600          4,195,212
    Redback Networks, Inc.*                      30,800          4,600,750
    Research-In-Motion Ltd.                      11,700            884,081
    Resonate, Inc.*                                 200              8,813
    Sandisk Corp.*                               15,500          1,294,250
    Sanmina Corp.*                               32,040          3,780,720
    SAP AG, ADR (Germany)                         1,300             83,444
    SCI Systems, Inc.*                           17,600          1,086,800
    Scientific-Atlanta, Inc.                     52,700          4,107,306
    SDL, Inc.*                                    1,600            635,700
    Siebel Systems, Inc.*                        55,200         10,919,250
    Speechworks International, Inc.*                380             29,118
    Sun Microsystems, Inc.*                     127,580         16,194,686
    Sycamore Networks, Inc.*                     69,400          9,542,500
    Talarian Corp.*                                 490              9,004
    Tellabs, Inc.*                                1,500             84,281
    TIBCO Software, Inc.*                        34,900          3,557,619
    Triton Networks Systems, Inc.*                  320              6,020
    VeriSign, Inc.*                              34,690          6,898,974
    VERITAS Software Corp.*                      34,900          4,207,631
    Victor Company of Japan (Japan)             132,000          1,114,447
    Xilinx, Inc.*                                18,200          1,617,525
                                                              ------------
                                                              $391,160,529
--------------------------------------------------------------------------
  Transportation - 0.1%
    Atlas Air, Inc.*                              9,700       $    419,525
--------------------------------------------------------------------------
  Utilities & Communications - 7.6%
    AES Corp.*                                  208,800       $ 13,311,000
    Calpine Corp.*                              161,300         15,968,700
    Coastal Corp.                                34,500          2,376,187
    Conductus, Inc.*                             30,000            581,719
    Digital Lightwave, Inc.*                      9,900            868,725
    Duke Energy Corp.                            32,200          2,408,962
    Dynegy, Inc.                                  2,200             99,000
    Enron Corp.                                  57,700          4,897,287
    Global Crossing Ltd. (Bermuda)*               3,000             90,188
    Leap Wireless International, Inc.*            5,800            460,375
    Level 3 Communications, Inc.*                15,000          1,308,516
    Metromedia Fiber Network, Inc., "A"*        245,960          9,823,027
    MRV Communications, Inc.*                   104,800          8,076,150
    Reliant Energy, Inc.                         55,500          2,060,437
    Sprint Corp. (PCS Group)*                     1,700             85,319
    Tollgrade Communications, Inc.*               9,800          1,089,638
    Tycom Ltd. (Bermuda)*                        11,500            478,688
    Vodafone AirTouch PLC (United Kingdom)*     187,656            757,435
    Vodafone Group PLC (United Kingdom)           9,200            376,625
                                                              ------------
                                                              $ 65,117,978
--------------------------------------------------------------------------
  Other - 0.2%
    Apollo Group, Inc.*                          19,400       $    791,762
    Automatic Data Processing, Inc.                 800             47,700
    Computer Sciences Corp.*                        600             47,438
    First Data Corp.                                900             42,919
    Fiserv, Inc.*                                 8,300            449,756
                                                              ------------
                                                              $  1,379,575
--------------------------------------------------------------------------
Total Stocks (Identified Cost, $650,581,749)                  $843,848,793
--------------------------------------------------------------------------

Short-Term Obligations - 1.2%
--------------------------------------------------------------------------
                                       PRINCIPAL AMOUNT
                                          (000 OMITTED)
--------------------------------------------------------------------------
    General Electric Capital Corp.,
      due 09/01/00, at Amortized Cost         $  10,100       $ 10,100,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $660,681,749)             $853,948,793

Other Assets, Less Liabilities - (0.3)%                         (2,557,572)
--------------------------------------------------------------------------
Net Assets - 100.0%                                           $851,391,221
--------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 2000
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $660,681,749)       $853,948,793
  Cash                                                              23,934
  Receivable for fund shares sold                                  779,691
  Receivable for investments sold                               16,686,599
  Interest and dividends receivable                                156,508
  Other assets                                                       4,330
                                                              ------------
      Total assets                                            $871,599,855
                                                              ------------
Liabilities:
  Foreign currency, at value (identified cost, $52,257)       $     50,756
  Payable for fund shares reacquired                             1,251,465
  Payable for investments purchased                             18,659,043
  Payable to affiliates -
    Management fee                                                  17,150
    Shareholder servicing agent fee                                  2,287
    Distribution and service fee                                    12,216
    Administrative fee                                                 400
  Accrued expenses and other liabilities                           215,317
                                                              ------------
      Total liabilities                                       $ 20,208,634
                                                              ------------
Net assets                                                    $851,391,221
                                                              ============
Net assets consist of:
  Paid-in capital                                             $551,417,555
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            193,268,519
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              106,785,456
  Accumulated net investment loss                                  (80,309)
                                                              ------------
      Total                                                   $851,391,221
                                                              ============
Shares of beneficial interest outstanding                      39,633,504
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $600,531,458 / 27,993,621 shares of
     beneficial interest outstanding)                           $21.45
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $22.76
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $243,419,857 / 11,294,573 shares of
     beneficial interest outstanding)                           $21.55
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,022,029 / 47,382 shares of
     beneficial interest outstanding)                           $21.57
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $6,417,877 / 297,928 shares
    of beneficial interest outstanding)                         $21.54
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
------------------------------------------------------------------------------

Net investment loss:
  Income -
    Interest                                                      $  3,969,610
    Dividends                                                        1,457,385
    Foreign taxes withheld                                             (40,061)
                                                                  ------------
      Total investment income                                     $  5,386,934
                                                                  ------------
  Expenses -
    Management fee                                                $  5,334,101
    Trustees' compensation                                              32,100
    Shareholder servicing agent fee                                    711,213
    Distribution and service fee (Class A)                           1,747,880
    Distribution and service fee (Class B)                           2,060,454
    Distribution and service fee (Class C)                                 905
    Administrative fee                                                 102,280
    Custodian fee                                                      263,799
    Printing                                                            58,695
    Postage                                                             76,907
    Auditing fees                                                       32,144
    Legal fees                                                           5,894
    Miscellaneous                                                      378,292
                                                                  ------------
      Total expenses                                              $ 10,804,664
    Fees paid indirectly                                               (96,091)
                                                                  ------------
      Net expenses                                                $ 10,708,573
                                                                  ------------
        Net investment loss                                       $ (5,321,639)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $152,077,484
    Foreign currency transactions                                     (354,273)
                                                                  ------------
      Net realized gain on investments and foreign
        currency transactions                                     $151,723,211
                                                                  ------------
  Change in unrealized appreciation -
    Investments                                                   $122,382,381
    Translation of assets and liabilities in foreign currencies          1,562
                                                                  ------------
      Net unrealized gain on investments and foreign
        currency translation                                      $122,383,943
                                                                  ------------
        Net realized and unrealized gain on investments and
          foreign currency                                        $274,107,154
                                                                  ------------
          Increase in net assets from operations                  $268,785,515
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                                 2000                 1999
---------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                                        $  (5,321,639)        $  (3,200,469)
  Net realized gain on investments and foreign currency transactions           151,723,211            58,369,793
  Net unrealized gain on investments and foreign currency translation          122,383,943           117,110,918
                                                                             -------------         -------------
    Increase in net assets from operations                                   $ 268,785,515         $ 172,280,242
                                                                             -------------         -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                          $ (47,098,386)        $ (35,737,577)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                            (17,392,872)          (13,583,022)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                               (494,336)             (278,421)
                                                                             -------------         -------------
    Total distributions declared to shareholders                             $ (64,985,594)        $ (49,599,020)
                                                                             -------------         -------------
Net increase in net assets from fund share transactions                      $ 190,933,818         $   7,189,745
                                                                             -------------         -------------
    Total increase in net assets                                             $ 394,733,739         $ 129,870,967
Net assets:
  At beginning of period                                                       456,657,482           326,786,515
                                                                             -------------         -------------
At end of period (including accumulated net investment loss
  of $80,309 and $70,006, respectively)                                      $ 851,391,221         $ 456,657,482
                                                                             =============         =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2000              1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $14.95            $11.06           $16.81           $13.16           $15.55
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                             $(0.11)           $(0.08)          $(0.12)          $(0.13)          $(0.08)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             8.73              5.72            (2.49)            5.46             0.58
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 8.62            $ 5.64           $(2.61)          $ 5.33           $ 0.50
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                    $(2.12)           $(1.75)          $(3.14)          $(1.68)          $(2.89)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $21.45            $14.95           $11.06           $16.81           $13.16
                                                  ======            ======           ======           ======           ======
Total return(+)                                    60.26%            54.92%          (18.04)%          43.92%            3.92%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.32%             1.36%            1.38%            1.43%            1.43%
  Net investment loss                              (0.56)%           (0.57)%          (0.79)%          (0.93)%          (0.56)%
Portfolio turnover                                   495%              334%             112%              96%             117%
Net assets at end of period (000 Omitted)       $600,531          $326,805         $227,348         $288,227         $207,504

  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                               2000              1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $15.04            $11.08           $16.81           $13.14           $15.46
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                             $(0.24)           $(0.17)          $(0.22)          $(0.23)          $(0.18)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             8.78              5.75            (2.48)            5.47             0.58
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 8.54            $ 5.58           $(2.70)          $ 5.24           $ 0.40
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                    $(2.03)           $(1.62)          $(3.03)          $(1.57)          $(2.72)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $21.55            $15.04           $11.08           $16.81           $13.14
                                                  ======            ======           ======           ======           ======
Total return                                       59.15%            53.89%          (18.52)%          42.95%            3.17%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.97%             2.01%            2.02%            2.11%            2.15%
  Net investment loss                              (1.20)%           (1.22)%          (1.43)%          (1.60)%          (1.27)%
Portfolio turnover                                   495%              334%             112%              96%             117%
Net assets at end of period (000 Omitted)       $243,420          $127,024          $97,682         $157,052         $129,858

 # Per share data is based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
                                                                                AUGUST 31,
                                                                                     2000*
------------------------------------------------------------------------------------------
                                                                                   CLASS C
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $19.62
                                                                                    ------

Income from investment operations# -
  Net investment loss                                                               $(0.08)
  Net realized and unrealized gain on investments and foreign currency                2.03
                                                                                    ------
      Total from investment operations                                              $ 1.95
                                                                                    ------
Net asset value - end of period                                                     $21.57
                                                                                    ======
Total return                                                                         59.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                          1.97%+
  Net investment loss                                                                (1.53)%+
Portfolio turnover                                                                     495%
Net assets at end of period (000 Omitted)                                           $1,022

 * For the period from the inception of Class C shares, June 1, 2000.
 + Annualized.
++ Not annualized.
 # Per share data is based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED AUGUST 31,          PERIOD ENDED
                                                                   -------------------------------------    AUGUST 31,
                                                                        2000          1999          1998         1997*
----------------------------------------------------------------------------------------------------------------------
                                                                    CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   14.99     $   11.10     $   16.86     $   13.18
                                                                   ---------     ---------     ---------     ---------
Income from investment operations# -
  Net investment loss                                              $   (0.04)    $   (0.03)    $   (0.07)    $   (0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                                 8.76          5.72         (2.50)         3.75
                                                                   ---------     ---------     ---------     ---------
      Total from investment operations                             $    8.72     $    5.69     $   (2.57)    $    3.68
                                                                   ---------     ---------     ---------     ---------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions                                $   (2.17)    $   (1.80)    $   (3.19)    $    --
                                                                   ---------     ---------     ---------     ---------
Net asset value - end of period                                    $   21.54     $   14.99     $   11.10     $   16.86
                                                                   =========     =========     =========     =========
Total return                                                           60.76%        55.45%       (17.72)%       27.92%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                            0.97%         1.01%         1.02%         1.07%+
  Net investment loss                                                  (0.21)%       (0.21)%       (0.44)%       (0.65)%+
Portfolio turnover                                                       495%          334%          112%           96%
Net assets at end of period (000 Omitted)                          $   6,418     $   2,829     $   1,756     $   2,349

 * For the period from the inception of offering Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data is based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $6,094,347. These loans were collateralized by U.S. Treasury securities of $6,435,373.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $58,964 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $37,127 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $5,311,336 and $28,633,114 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions, dividends, and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $14,985 for the year ended August 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $194,511 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $256,366 for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,074 and $0 for Class B and Class C shares, respectively for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2000, were $2,017, $182,384, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,339,865,405 and $3,177,926,437, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $682,610,318
                                                               ------------
Gross unrealized appreciation                                  $176,266,443
Gross unrealized depreciation                                    (4,927,968)
                                                               ------------
    Net unrealized appreciation                                $171,338,475
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED AUGUST 31, 2000            YEAR ENDED AUGUST 31, 1999
                                -----------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          12,462,747      $  266,260,079        15,037,594       $ 210,364,788
Shares issued to shareholders
  in reinvestment of distributions    2,424,937          44,031,861         2,778,022          33,286,301
Shares reacquired                    (8,751,139)       (185,835,171)      (16,511,548)       (230,622,701)
                                     ----------      --------------       -----------       -------------
    Net increase                      6,136,545      $  124,456,769         1,304,068       $  13,028,388
                                     ==========      ==============       ===========       =============

Class B shares
                                         YEAR ENDED AUGUST 31, 2000            YEAR ENDED AUGUST 31, 1999
                                -----------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           6,842,417      $  146,545,472         2,983,721       $  41,919,434
Shares issued to shareholders
  in reinvestment of distributions      894,017          16,390,166         1,073,220          12,986,121
Shares reacquired                    (4,888,471)        (99,619,289)       (4,428,148)        (61,169,706)
                                     ----------      --------------       -----------       -------------
    Net increase (decrease)           2,847,963      $   63,316,349          (371,207)      $  (6,264,151)
                                     ==========      ==============       ===========       =============

Class C shares
                                       PERIOD ENDED AUGUST 31, 2000*
                                -----------------------------------
                                         SHARES              AMOUNT
                                -----------------------------------
Shares sold                              48,112      $      975,845
Shares issued to shareholders
  in reinvestment of distributions         --                 --
Shares reacquired                          (730)            (15,480)
                                     ----------      --------------
    Net increase                         47,382      $      960,365
                                     ==========      ==============

Class I shares
                                         YEAR ENDED AUGUST 31, 2000            YEAR ENDED AUGUST 31, 1999
                                -----------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             482,791      $   10,412,831            36,801       $     535,362
Shares issued to shareholders
  in reinvestment of distributions       27,191             494,336            23,260             278,422
Shares reacquired                      (400,721)         (8,706,832)          (29,641)           (388,276)
                                     ----------      --------------       -----------       -------------
    Net increase                        109,261      $    2,200,335            30,420       $     425,508
                                     ==========      ==============       ===========       =============

*For the period from the inception of Class C shares June 1, 2000, through August 31, 2000.


(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2000, was $5,555.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Series Trust I and the Shareholders of MFS Managed Sectors
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Managed Sectors Fund, (one of a series constituting MFS Series Trust I); including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Managed Sectors Fund as of August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 5, 2000

FEDERAL TAX INFORMATION

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE FUND HAS DESIGNATED $57,465,307 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 18.20%.

MFS(R) MANAGED SECTORS FUND

TRUSTEES                                               ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                  Mark E. Bradley*
                                                       Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac             Laura F. Healy*
Surgery, Brigham and Women's Hospital;                 Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                       SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief            Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.             ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                       CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,        State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting          AUDITORS
Group, Inc. (office services)                          Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                    INVESTOR INFORMATION
Vice President, Director, and Secretary,               For information on MFS mutual funds, call
MFS Investment Management                              your investment professional or, for an
                                                       information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                      Eastern time (or leave a message anytime).
Management
                                                       INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,      MFS Service Center, Inc.
Inc. (acquisition planning specialists)                P.O. Box 2281
                                                       Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                     For general information, call toll free:
                                                       1-800-225-2606 any business day from
INVESTMENT ADVISER                                     8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                    For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                  call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                            this service, your phone must be equipped with
MFS Fund Distributors, Inc.                            a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, exchanges,
                                                       or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                 1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                     from a touch-tone telephone.

PORTFOLIO MANAGER                                      WORLD WIDE WEB
Toni Y. Shimura*                                       www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) MANAGED SECTORS FUND                                         ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                              MMS-2  10/00 65M  08/208/308/808